UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2014

BROADWAY FINANCIAL CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard, Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”) was held on September 17, 2014 for the following purposes:

(1) To elect three directors to serve until the Annual Meeting to be held in the year 2017 and until their successors are elected and have been qualified.

The stockholders re-elected Albert O. Maddox, Daniel Medina and Virgil Roberts to serve as directors for three-year terms.  The number of votes cast with respect to each of these persons was as follows:

	For	Withheld
Albert O. Maddox	17,397,842	58,382
Daniel Medina	17,449,842	6,382
Virgil Roberts	17,450,350	5,874

Broker non-votes with respect to this proposal were 685,950.

(2) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2014, with 18,133,391 shares voting “for”, 1,119 shares voting “against” and 7,664 shares abstaining.

No broker non-votes were received with respect to this proposal.

(3) To cast an advisory (non-binding) vote on the Company’s executive compensation.

The stockholders approved the Company’s executive compensation, with 17,335,834 shares voting “for”, 57,843 shares voting “against” and 62,547 shares abstaining.

Broker non-votes with respect to this proposal were 685,950.

(4) To amend the Company’s Certificate of Incorporation to increase the number of shares of non-voting common stock the Company is authorized to issue from 5,000,000 to 25,000,000.

The holders of the Company’s Voting Common Stock approved the proposal to amend the Company’s Certificate of Incorporation to increase the Company’s number of authorized shares of common stock from 5,000,000 to 25,000,000, with 17,303,951 shares voting “for”, 137,408 shares voting “against” and 14,865 shares abstaining.  The holder of all 698,200 outstanding shares of the Company’s Non-Voting Common Stock, which shares were entitled to vote as a separate class on this proposal, voted all of such shares to approve the proposal.

Broker non-votes with respect to this proposal were 685,950.

(5) To approve the sale of Common Stock in a proposed private placement.

The stockholders approved the sale of Common Stock in a proposed private placement, with 17,317,778 shares voting “for”, 132,814 shares voting “against” and 5,632 shares abstaining.

Broker non-votes with respect to this proposal were 685,950.

(6) To approve the sale of Common Stock to the Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan, certain directors and executive officer of the Company in the proposed private placement.

The stockholders approved the sale of Common Stock to the Broadway Federal Bank, f.s.b. Employee Stock Ownership Plan, certain directors and an executive officer of the Company in the proposed private placement, with 17,370,825 shares voting “for”, 78,368 shares voting “against” and 7,031 shares abstaining.

Broker non-votes with respect to this proposal were 685,950.

Item 8.01                   Other Events.

On September 18, 2014, the Company issued a press release announcing that the Company’s stockholders had elected three directors and approved all of the proposals presented at the Annual Meeting on September 17, 2014.  A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01                   Financial Statements and Exhibits.

99.1            Press release dated September 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: September 19, 2014	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer

EXHIBIT INDEX

99.1            Press release dated September 18, 2014